SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 ---------------



       Date of Report (Date of earliest event reported) February 28, 2001



                      INTERNATIONAL COSMETICS MARKETING CO.
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             (Exact name of registrant as specified in its charter)



       Florida                        0-27833                 65-0598868
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(State or other jurisdiction        (Commission              (IRS Employer
 or incorporation)                   File Number)            Identification No.)


                6501 Northwest Park of Commerce Blvd., Suite 205
                ------------------------------------------------
                            Boca Raton, Florida 33487
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 999-8878
                                                   ---------------

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

International Cosmetics Marketing Co. (the "Company")has further evaluated its network marketing business and has concluded to terminate this business. The Company is directing its focus on leveraging its brand name through mass merchandising of products, publishing, e commerce, and licensing.

Effective February 28, 2001, Stephanie McAnly and the Company mutually agreed to terminate her employment as President and Director of the Company.

Effective March 15, 2001, Menderes Akdag tendered his resignation as Chief Executive Officer and Director of the Company.

The Company is actively seeking to hire a Chief Executive Officer and President. The Company is currently managed by its Board of Directors.

Item 7.  Financial Statements and Exhibits

         10.1 Termination of employment agreement between International Cosmetics Marketing Co. and Menderes Akdag


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERNATIONAL COSMETICS MARKETING CO.


                               By: /s/Sonny Spoden
                                      Sonny Spoden
                               --------------------------------
                                      Chief Financial Officer


DATED: March 19, 2001





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